As filed with the Securities and Exchange Commission on October 15, 2002

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 14, 2002
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                           Rheometric Scientific, Inc.
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             (Exact name of Registrant as specified in its charter)




        Delaware                     000-14617                61-0708419
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)




  One Possumtown Road, Piscataway, New Jersey                  08854
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   (Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:  732.560.8550
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Item 2.  Acquisition or Disposition of Assets.

         On October 14,  2002,  Rheometric  Scientific,  Inc.  (the  "Company"),
entered into an Asset Purchase Agreement with Waters Technologies Corporation (the "Purchaser"), pursuant to which the Company has agreed to sell its rheology instruments and services business to the TA Instruments Division of the Purchaser for consideration of $17 million in cash and the assumption of up to $6 million of accounts payable and accrued expenses and certain other specified obligations. The "Rheometric Scientific" and "Rheometrics" names are included in the sale. The Company would retain the assets and operations relating to its life sciences business. This transaction, which is subject to stockholder approval, certain material third party consents and customary closing conditions, is expected to close before the end of the current calendar year. The Asset Purchase Agreement, which has been filed as Exhibit 2.1 to this report, and the amount of consideration to be paid by the Purchaser to the Buyer were negotiated at arms' length. There is no material relationship between the Purchaser and the Company or any of its affiliates, or any director or officer (or any associate of any such director or officer) of the Company.

         A copy of the Company's press release, dated October 14, 2002, announcing the Company's entry into the Asset Purchase Agreement has been filed as Exhibit 99.1 to this report.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits

         2.1 Asset Purchase Agreement, dated October 14, 2002, by and between Waters Technologies Corporation and Rheometric Scientific, Inc.

         99.1      Press Release dated October 14, 2002.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RHEOMETRIC SCIENTIFIC, INC.



Dated:  October 15, 2002              By: /s/ Paul Mangano
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                                          Paul Mangano
                                          President and Chief Operating Officer






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                                 EXHIBITS INDEX

Exhibit
Number            Description
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2.1               Asset Purchase Agreement, dated October 14, 2002, by and
                  between Waters Technologies Corporation and
                  Rheometric Scientific, Inc.

99.1              Press Release dated October 14, 2002.